SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January  16, 2004
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)



          New York                  1-11398                  11-2520310
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(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)               File Number)          Identification No.)




200A Executive Drive, Edgewood, New York                    11717
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          99.1 Press Release, dated January 16, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 16, 2004, CPI Aerostructures, Inc. issued a press release updating guidance for fourth quarter 2003 and year ended December 31, 2003. This press release is included as Exhibit 99.1 hereto.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 16, 20004                  CPI AEROSTRUCTURES, INC.



                                            By:      /s/ Edward J. Fred
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                                                     Edward J. Fred
                                                     Chief Executive Officer




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